Investor Contact:  Carlos Alberini             Media Contact:  Wendi Kopsick
                   Sr. Vice President & CFO                    Jim Fingeroth
                   Footstar, Inc.                              Kekst and Company
                   (201) 760-4008                              (212) 521-4800


                              FOR IMMEDIATE RELEASE


                   FOOTSTAR REPORTS 1998 THIRD QUARTER RESULTS
                 AND ANNOUNCES NEW 10% STOCK REPURCHASE PROGRAM

                     -Diluted EPS Reached $0.74 in the 1998
                  Third Quarter, a 12.1% Increase Over Diluted
                         EPS of $0.66 for 1997 Quarter-

           -Lowering Earnings Expectations for the 1998 Fourth Quarter
                          to a Range of $1.00 to $1.05-


MAHWAH, NEW JERSEY, October 22, 1998 - Footstar, Inc. (NYSE:FTS) today announced its financial results for the third quarter ended October 3, 1998 and the authorization of a new share repurchase program for up to 2,450,000 shares of its common stock. The Company also said, if trends continue, it currently believes 1998 fourth quarter earnings could fall below analysts' estimates.

Third Quarter Results

Net income for the third quarter reached $18.4 million, or $0.74 per diluted share, from net income of $18.8 million, or $0.66 per diluted share, in the third quarter of 1997, a 12.1% increase in diluted earnings per share.

Operating profit for the third quarter of 1998 amounted to $38.8 million, an increase of 3.5% over operating profit of $37.5 million for the third quarter of 1997.

Net sales for the third quarter increased 1.9% to $472.6 million from $464.0 million for the comparable quarter last year. The Company's same stores sales for the quarter increased 0.4%. Footaction's same store sales increased 2.7% during the quarter, while Meldisco's same store sales decreased 0.8%.

Mickey Robinson, Chairman and Chief Executive Officer, commented, "We are very pleased with Footstar's results for the third quarter and nine-month period. During the quarter, we managed our two businesses effectively in a very competitive environment, especially in the athletic footwear and apparel sector. We controlled expenses tightly and increased operating margins in spite of gross margin pressures at our Footaction division, resulting from higher occupancy expenses and increased promotional activity."

Year-to-Date Results

Net income for the nine months ended October 3, 1998 reached $41.1 million, or $1.60 per diluted share, from net income of $38.9 million, or $1.30 per diluted share, in the comparable period of 1997, a 23.1% increase in diluted earnings per share.

Operating profit for the first nine months of 1998 amounted to $93.8 million, an increase of 11.0% from operating profit of $84.5 million for the first nine months of 1997.

Net sales for the nine-month period increased 5.5% to $1,336.1 million from $1,266.9 million for the comparable period last year. The Company's same store sales for the nine-month period rose 1.3%. Footaction's same store sales increased 4.0%, while Meldisco posted a same store sales decline of 0.1%.

Outlook

While it is still early in the quarter, based on current sales trends and continued margin pressures at Footaction due to the highly competitive athletic footwear and apparel sector, the Company believes it is prudent to lower earnings estimates for the 1998 fourth quarter to a range of $1.00 to $1.05 per diluted share, versus a First Call analysts' consensus of $1.16 for that period. The estimated range assumes a marginal increase in the Company's same store sales for the quarter. In the fourth quarter of 1997, the Company reported net income from continuing operations, before restructuring charges, of $1.04 per diluted share.

Mr. Robinson commented, "Should there be a positive shift in current trends, we believe, based on our product offering and inventory levels, we would be in a strong position to benefit and potentially generate results above the $1.00 to $1.05 range. However, we are proceeding cautiously and plan to manage our inventories in line with current sales trends while strictly controlling costs. This approach has enabled us to achieve improved results in every period this year in a very challenging retail environment and to keep inventories very clean with relatively high turnover rates. In fact, total inventories at the end of the quarter were 4% lower than a year ago, in spite of substantial square footage expansion at our Footaction division."

Share Repurchase Program

The Company announced that its Board of Directors has authorized it to repurchase up to 2,450,000 shares of its common stock from time to time in open market transactions. Mr. Robinson commented, "The new stock repurchase program reflects Footstar's strong financial position, our Board's continued confidence in the Company's long-term growth prospects and our commitment to the creation of value for our shareholders."

As of October 3, 1998, Footstar operated 563 Footaction stores and 2,489 Meldisco leased footwear departments.

Except for the historical information contained herein, the matters discussed in this release are forward looking statements including those regarding the Company's sales trends and earnings expectations for the fourth quarter. These statements involve a number of risks and uncertainties that may cause actual results to differ from those expressed in any of the forward looking statements. Such risks and uncertainties include, but are not limited to, uncertainties during the remainder of the quarter related to consumer demand for footwear, warmer than expected weather, consumer acceptance of our merchandise mix and retail locations, the effect of competitive products and pricing, the availability of products and carriers of product, and the other risks detailed in the Company's Securities and Exchange Commission filings. The Company undertakes no obligation to update forward looking statements to reflect events and circumstances after the date made.

                             - ATTACHMENTS FOLLOW -


                                      # # #


                                        FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                                    CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                       (in millions, except for per share data)

                                                      Third Quarter Ended                      Nine Months Ended


                                          October 3,    % of    September 27,   % of    October 3,   % of    September 27,   % of
                                             1998       Sales      1997         Sales     1998       Sales        1997       Sales
                                          ----------    -------   ----------   -------   --------    ------     --------     ------
Net sales                                    $ 472.6     100.0%   $ 464.0      100.0%   $ 1,336.1      100.0%   $ 1,266.9   100.0%
Cost of sales                                  326.7      69.1%     321.9       69.4%       925.8       69.3%       881.8    69.5%
                                          ----------    -------   -------      ------   ---------      ------   ---------    ------

       Gross profit                            145.9      30.9%     142.1       30.6%       410.3       30.7%       385.1     30.4%

Store operating, selling, general and
       administrative expenses                  97.9      20.7%      96.5       20.8%       290.7       21.8%       277.1     21.9%

Depreciation and amortization                    9.2       1.9%       8.1        1.7%        25.8        1.9%        23.5      1.9%

                                          ----------     ------     -----       -----       -----       -----       -----      ----

       Operating profit                         38.8       8.2%      37.5        8.1%        93.8        7.0%        84.5      6.7%

Interest income (expense), net                  (0.4)     -0.1%      (0.2)       0.0%        (0.2)       0.0%         1.4      0.1%
                                          -----------     -----     ------      -----       ------       ----        -----     -----

       Income before income taxes and
         minority interests                     38.4       8.1%      37.3        8.0%        93.6        7.0%        85.9      6.8%

Provision for income taxes                      12.2       2.6%      12.3        2.7%        29.9        2.2%        28.3      2.2%
                                          ----------      -----      ----       -----        ----        ----        -----     ----

       Income before minority interests         26.2       5.5%      25.0        5.4%        63.7        4.8%        57.6      4.5%

Minority interests in net income                 7.8       1.7%       6.2        1.3%        22.6        1.7%        18.7      1.5%
                                          ----------      -----      ----        ----        ----        ----        -----     -----

       Net income                             $ 18.4       3.9%    $ 18.8        4.1%      $ 41.1        3.1%      $ 38.9      3.1%
                                          ==========       ====    ======       =====      ======        ====      =======     =====


Weighted average shares outstanding:
          Basic                                 24.5                 28.4                    25.3                    29.8
                                          ==========            =========                ========                  ======
                                          ==========            =========                ========                  ======
          Diluted                               24.8                 28.5                    25.6                    29.8
                                          ==========            =========                ========                  ======

Earnings per share:
          Basic                                $ 0.75               $ 0.66                  $ 1.63                  $ 1.31
                                          ===========           ==========               =========                  ======
                                          ===========           ==========               =========                  ======
          Diluted                              $ 0.74               $ 0.66                  $ 1.60                  $ 1.30
                                          ===========           ==========               =========                  ======


Note:  1 -  Percentages  may not foot due to  rounding


       2 - The Company reports monthly sales using the NRF calendar which differed from the fiscal calendar on which the Company reported financial results for the third quarter and the nine months ended September 27, 1997.


                                           FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                                            CONSOLIDATED CONDENSED BALANCE SHEETS
                                                        (in millions)



                                                                      October 3,           January 3,         September 27,
                                                                         1998                 1998                 1997
                                                                   -----------------    -----------------    -----------------
ASSETS
Current assets:
   Cash and cash equivalents                                                    $ 9.3              $ 152.2               $ 36.9
   Accounts receivable, net                                                      44.8                 43.9                 48.7
   Inventories                                                                  339.3                284.5                353.9
   Prepaid expenses and other current assets                                     53.3                 48.4                 51.9
                                                                   ------------------    -----------------    -----------------
       Total current assets                                                     446.7                529.0                491.4

Property and equipment, net                                                     226.7                201.9                218.8
Other non-current assets                                                         36.9                 40.1                 41.7
                                                                   ==================   ==================   ==================
     Total assets                                                             $ 710.3              $ 771.0              $ 751.9
                                                                   ==================   ==================   ==================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                            $ 89.5               $ 95.4               $ 93.2
   Accrued expenses                                                             127.3                126.6                165.7
   Income taxes payable                                                          20.8                 21.9                 23.2
   Notes Payable                                                                 41.7                  0.0                  0.0
                                                                   ------------------   ------------------   ------------------
       Total current liabilities                                                279.3                243.9                282.1

Other long-term liabilities                                                      46.4                 59.5                 48.4
Minority interests in subsidiaries                                               51.4                 65.1                 47.9

Shareholders' equity                                                            333.2                402.5                373.5

                                                                   ==================   ==================   ==================
     Total liabilities and shareholders' equity                               $ 710.3              $ 771.0              $ 751.9
                                                                   ==================   ==================   ==================



Note: 1 - Certain reclassifications have been made to the September 27, 1997 balances to conform to the 1998 presentation.


                                                    FOOTSTAR, INC.
                                                 Segment Information
                                                    (in millions)



                                             1st Quarter        2nd Quarter         3rd Quarter             YTD
                                           -----------------  -----------------   -----------------   -----------------
Meldisco
        Sales
          1998                                         $236.3             $316.6              $288.3              $841.2
          1997                                         $239.2             $301.7              $293.2              $834.1

     Operating profit
          1998                                           $1.8              $40.7               $23.3               $65.8
          1997                                           $1.6              $33.3               $21.3               $56.2

Footaction
        Sales
          1998                                         $164.6             $146.0              $184.3              $494.9
          1997                                         $137.7             $124.3              $170.8              $432.8

     Operating profit
          1998                                           $8.9               $8.0               $17.5               $34.4
          1997                                           $8.1               $8.3               $18.2               $34.6

General Corporate Expenses
     Operating (loss)
          1998                                          ($2.5)             ($1.9)              ($2.0)              ($6.4)
          1997                                          ($2.3)             ($2.0)              ($2.0)              ($6.3)

Footstar
        Sales
          1998                                         $400.9             $462.6              $472.6            $1,336.1
          1997                                         $376.9             $426.0              $464.0            $1,266.9

     Operating profit
          1998                                           $8.2              $46.8               $38.8               $93.8
          1997                                           $7.4              $39.6               $37.5               $84.5

